BLACKROCK FUNDS II
BLACKROCK INFLATION PROTECTED BOND PORTFOLIO
(“Inflation Protected Bond Portfolio” or the “Fund”)

SUPPLEMENT DATED JULY 16, 2010
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2010

The following changes are made to the Fund’s Statement of Additional Information.

The section entitled “Management and Advisory Arrangements” beginning on page I-19 is revised as set forth below.

The first paragraph under the subsection entitled “Information Regarding the Portfolio Managers —Inflation Protected Bond Portfolio” on page I-23 is deleted in its entirety and replaced with the following:

Martin Hegarty, Brian Weinstein and Stuart Spodek are the Inflation Protected Bond Portfolio’s portfolio managers and are primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection entitled “Information Regarding the Portfolio Managers — Inflation Protected Bond Portfolio — Other Funds and Accounts Managed” on page I-23 is revised to add the following information with respect to the Fund as of July 14, 2010:

	Number of Other Accounts Managed			Number of Other Accounts and Assets for
	and Assets by Account Type			Which Advisory Fee Is Performance-Based

	Other			Other
	Registered	Other Pooled		Registered	Other Pooled
	Investment	Investment	Other	Investment	Investment	Other
Name of Portfolio Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts

Martin Hegarty	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

The subsection entitled “Information Regarding the Portfolio Managers — Portfolio Manager Beneficial Holdings” on page I-27 is revised to add the following information with respect to the Fund as of July 14, 2010:

Dollar Range of Equity
Portfolio Manager	Portfolio Managed	Securities Beneficially Owned
Martin Hegarty	Inflation Protected Bond Portfolio	None

Shareholders should retain this Supplement for future reference.

Code# SAI-BRFII-IP-0710SUP